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                                                                    EXHIBIT 99.1

[LOGO OF CENTRAL GARDEN & PET]
                                                                Corporate Office
                                                3697 Mt. Diablo Blvd., Suite 310
                                                             Lafayette, CA 94549
                                                                  (925) 283-4573
                                                              Fax (925) 283-4984
FOR IMMEDIATE RELEASE

                              Contacts:      Gregory Reams
                                             Central Garden & Pet
                                             (925) 283-4573

                CENTRAL GARDEN & PET FILES FORM 10 WITH SEC TO
                SPIN OFF LAWN AND GARDEN DISTRIBUTION BUSINESS
                   ________________________________________


     LAFAYETTE, CALIFORNIA, June 7, 2000 - Central Garden & Pet Company (NASDAQ:
CENT) today announced that it has filed with the Securities and Exchange Commission ("SEC") a Form 10 which, when declared effective by the SEC, would permit the Company to spin off its lawn and garden distribution business to shareholders. After the spin-off is completed, the lawn and garden distribution business would become a separate public company while Central would continue to operate its existing lawn and garden branded products business, as well as its branded pet products and pet distribution businesses.

     Central anticipates that the SEC review process will take approximately six weeks and that the spin-off would take place in July.

     Consummation of the spin-off is subject to obtaining all necessary regulatory approvals and final authorization by Central's Board of Directors, among other things.

     The attached table outlines Central Garden & Pet's financial performance, as if the Garden Distribution business had been spun off on September 29, 1996.

     Central Garden & Pet Company is the nation's leading manufacturer, supplier, and merchandiser of consumer lawn and garden and pet supply products. Central's proprietary branded products include Pennington Seed(R), Kaytee(R), TFH(R), Nylabone(R), Zodiac(R), and Four Paws(R) pet products, Island(R) aquariums, Matthews(R) Four Seasons products and Grant's(R) ant
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control products. Central offers its retail and branded manufacturing partners a wide array of value-added services proven to increase sales and profitability, including logistics and distribution support, inventory management, advertising and promotional programs, in-store merchandising service, and sales program development. For additional information on Central Garden & Pet, including access to the Company's SEC filings, please visit the Company's website at http://www.centralgardenandpet.com.
-----------------------------------

                                    -more-

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings, including, without limitation, the final accounting for all issues between the Company and Monsanto under the Solaris Agreement, such as the amounts receivable from Monsanto for cost reimbursements, payments for cost reductions and payments for services; the amounts payable to Monsanto for inventory; responsibility for obsolete inventory and for non-payment by Solaris' direct sales accounts; and costs associated with the realignment of the Company's lawn and garden distribution operations to reflect anticipated business levels for the fiscal year 2000.

                                (Tables Follow)

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              CENTRAL GARDEN & PET SELECTED FINANCIAL INFORMATION
                                    (in $mm)

                                                                 Fiscal Year Ended                           Six Months Ended
                                                                 -----------------                           ----------------
                                                       Sept. 27,       Sept. 26,      Sept. 25,          March 27,      March 25,
                                                         1997            1998           1999               1999           2000
Garden Distribution                                                                                     (Unaudited)    (Unaudited)
----------------------------------------               --------       ----------     ----------           --------       --------


 Net sales                                             $586,892       $  681,167     $  752,094           $298,531      $195,828
 Cost of goods sold                                     514,322          591,370        656,396            266,543       168,069
                                                       --------       ----------     ----------           --------      --------
 Gross Profit                                            72,570           89,797         95,698             31,988        27,759

 Selling, general and
 administrative  expenses                                50,664           63,997         80,135             28,986        34,625

 Other charges                                                             1,926          1,839
                                                       --------       ----------     ----------           --------      --------
 Income(loss) from operations                          $ 21,906       $   23,874     $   13,724           $  3,002       ($6,866)
                                                       ========       ==========     ==========          ========       ========
 Central Garden & Pet Company
 (Without Garden Distribution)
----------------------------------------
 Net sales                                             $254,115       $  613,697     $  783,535          $376,595       $405,706
 Cost of goods sold                                     180,603          417,773        526,432           249,842        276,459
                                                       --------       ----------     ----------           --------      --------
 Gross profit                                            73,512          195,924        257,103           126,753        129,247

 Selling, general and
 administrative expenses                                 58,496          145,017        209,244            98,273        102,068

 Other charges                                                             9,077          5,763
                                                       --------       ----------     ----------           --------      --------
 Income from operations                                $ 15,016       $   41,830     $   42,096          $ 28,480       $ 27,179
                                                       ========       ==========     ==========          ========       ========

 Central Garden & Pet Company
 (As reported)
----------------------------------------
 Net sales                                             $841,007       $1,294,864     $1,535,629          $675,126       $601,534
 Cost of goods sold                                     694,925        1,009,143      1,182,828           516,385        444,528
                                                       --------       ----------     ----------           --------      --------
 Gross profit                                           146,082          285,721        352,801           158,741        157,006

 Selling, general and
 administrative expenses                                109,160          209,014        289,379           127,259        136,693

 Other charges                                                            11,003          7,602
                                                       --------       ----------     ----------           --------      --------
Income from operations                                 $ 36,922       $   65,704     $   55,820          $ 31,482       $ 20,313
                                                       ========       ==========     ==========          ========       ========

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